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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 30, 2001

     IMH ASSETS CORP. (as depositor under a Series 2001-3 Indenture dated as of October 1, 2001, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds Series 2001-3)


                                IMH Assets Corp.
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             (Exact name of registrant as specified in its charter)



         CALIFORNIA                  333-69178                   33-0705301
         ----------                  ---------                   ----------
(State or Other Jurisdiction        (Commission               (I.R.S. Employer
of Incorporation)                   File Number)             Identification No.)

1401 Dove Street
Newport Beach, California                                           92660
-------------------------                                           -----
(Address of Principal                                             (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (949) 475-3600

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



Item 2.           Acquisition or Disposition of Assets.
                  ------------------------------------

                  For a description of the Bonds and the Mortgage Pool, refer to the Indenture.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.
                  ---------------------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:



                     EXHIBIT NO.              DESCRIPTION
                     -----------              -----------
                     3.1                      Amended and Restated Trust Agreement, dated as of
                                              October 30, 2001, among IMH Assets Corp., as Depositor,
                                              Wilmington Trust Company, as Owner Trustee and Bankers
                                              Trust Company of California, N.A., as Certificate Registra\r
                                              and Certificate Paying Agent, Collateralized Asset-Backed
                                              Bonds, Series 2001-3.


                     EXHIBIT NO.              DESCRIPTION
                     -----------              -----------
                     4.1                      Indenture dated as of October 30, 2001, between Impac CMB
                                              Trust Series 2001-3, as Issuer and Bankers Trust Company of
                                              California, N.A., as Indenture Trustee, Collateralized
                                              Asset-Backed Bonds, Series 2001-3.

                     EXHIBIT NO.              DESCRIPTION
                     -----------              -----------
                     99.1                     Servicing Agreement, dated as of October 1, 2001, between
                                              Impac Funding Corporation (formerly known as ICI Funding
                                              Corporation), as Master Servicer, Impac CMB Trust Series
                                              2001-3, as Issuer and Bankers Trust Company of California,
                                              N.A., as Indenture Trustee, Collateralized Asset-Backed
                                              Bonds, Series 2001-3.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            IMH ASSETS CORP.

                                            By: /s/ Richard J. Johnson
                                               -----------------------------
                                            Name:    Richard J. Johnson
                                            Title:   Chief Financial Officer

Dated:  November 15, 2001

                                  EXHIBIT INDEX



Item 601(a) of
Regulation S-K
Exhibit No.                    Description
-----------                    -----------
3.1                            Amended and Restated Trust Agreement, dated as of
                               October 30, 2001, among IMH Assets Corp., as
                               Depositor, Wilmington Trust Company, as Owner
                               Trustee and Bankers Trust Company of California,
                               N.A., as Certificate Registrar and Certificate
                               Paying Agent, Collateralized Asset- Backed Bonds,
                               Series 2001-3.

4.1 Indenture dated as of October 30, 2001, between Impac CMB Trust Series 2001-3, as Issuer and Bankers Trust Company of California, N.A., as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2001-3.

99.1 Servicing Agreement, dated as of October 1, 2001, between Impac Funding Corporation (formerly known as ICI Funding Corporation), as Master Servicer, Impac CMB Trust Series 2001-3, as Issuer and Bankers Trust Company of California, N.A., as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2001-3.